                                                                 EXHIBIT 10.24

------------------------------------------------------------- --------------------------------------------------------
Cisco Systems Capital Corporation                                                              MASTER LEASE AGREEMENT
------------------------------------------------------------- --------------------------------------------------------
5500 Wayzats Boulevard, Suite 725
------------------------------------------------------------- --------------------------------------------------------
Golden Valley, MN  55416
------------------------------------------------------------- --------------------------------------------------------
Tel. 612-593-1904   FAX 612-513-3299
------------------------------------------------------------- --------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
LEGAL NAME OF LESSEE                                          D.B.A. NAME                             FEDERAL TAX ID #

FASTNET CORPORATION
----------------------------------------------------------------------------------------------------------------------
ADDRESS                                                                         COUNTY

TWO COURTNEY PLACE, 3864 COURTNEY STREET, SUITE 130                             NORTHHAMPTON
----------------------------------------------------------------------------------------------------------------------
CITY                       STATE/PROVINCE          ZIP      / / CORPORATION   / / PARTNERSHIP     / / PROPRIETORSHIP

BETHLEHEM                         PA              18017
----------------------------------------------------------------------------------------------------------------------
CONTACT NAME                                PHONE NUMBER                        FAX NUMBER

PHILLIP WELLER                              610-266-6700                        610-231-2525
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SUPPLIER/VENDOR                                                        SALES REPRESENTATIVE

Cisco Systems Capital Corporation
----------------------------------------------------------------------------------------------------------------------
ADDRESS                                              CITY                               STATE             ZIP

170 West  Tasman Drive                               San Jose                           CA              95134-1706
----------------------------------------------------------------------------------------------------------------------

                           LEASE TERMS AND CONDITIONS

The terms and conditions of this Master Lease Agreement ("Master Agreement") shall apply to each and every Equipment Schedule ("LEASE") which shall become part of and attached to this Master Agreement. The Master Agreement and all Leases subsequently executed shall be referred to jointly as "Agreements."

1. Sunrise Leasing Corporation ("LESSOR") agrees to lease to LESSEE and Lessee agrees to lease from LESSOR the equipment listed on each LEASE ("EQUIPMENT").

2. TERMS, RENEWALS AND EXTENSIONS. The initial term and the rights and obligations of the parties shall commence on the Acceptance Date (hereinafter defined) and continue from the Commencement Date (hereinafter defined) for the number of months set forth in the LEASE. The Acceptance Date with respect to each item of EQUIPMENT shall be the sixteenth (16th) day after the date of shipment to LESSEE. The Commencement Date shall be the first day of the month following the Acceptance Date. THIS LEASE IS NON-CANCELABLE FOR THE FULL TERM HEREOF. This LEASE shall renew automatically in one-year non-cancelable increments unless LESSOR receives written notice of LESSEE'S intent to: (a) purchase the EQUIPMENT or (b) terminate the LEASE. All notices must be received by LESSOR in writing by certified mail, return receipt. Ninety (90) days prior to the expiration date of the initial term or any of the non-cancelable increments of the LEASE.

3. PAYMENT. LESSEE agrees to pay to LESSOR monthly LEASE payments as stated herein in advance on the Commencement Date and on the first day of each month thereafter during the LEASE term. If the Commencement Date is not the same date as the Acceptance Date, LESSEE shall pay LESSOR interim rent on the Acceptance Date for that period of time from the Acceptance Date up to, but not including the Commencement Date in an amount equal to 1/30th of the monthly LEASE payment multiplied by the number of days from (and including) the Acceptance Date. LESSOR shall bill LESSEE by invoice for LEASE payments at LESSEE's address set forth above. LESSEE shall remit payment to the address set forth on the invoice. The obligation of LESSEE to make lease payments is unconditional.

4. WARRANTIES. LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION, WARRANTY, PROMISE, OR COVENANT, EXPRESS OR IMPLIEDM AS TO THE CONDITION, QUALITY, DURABILITY, CAPABILITY, FUNCTION, PERFORMANCE, OR SUITABILITY OF THE EQUIPMENT, ITS MERCHANTABILITY, OR ITS FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INTERFERENCE OR AGAINST INFRINGEMENT. THE PARTIES AGREE THAT AS THE LESSEE SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER OF THE EQUIPMENT, NO DEFECT, EITHER PATENT OR LATENT, SHALL RELIEVE LESSEE OF ITS OBLIGATION HEREUNDER. LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OR ANY LIABILITY, LOSS, DAMAGE, INCLUDING CONSEQUENTIAL, AND INCIDENTAL DAMAGES ARISING OUT OF LESSEE'S USE OF THE EQUIPMENT; OR SUPPLIER'S FAILURE TO TIMELY DELIVER THE EQUIPMENT.

5. ASSIGNMENT. (A) LESSEE SHALL NOT ASSIGN, SUBLET, LEND, TRANSER, LEND, OR PLEDGE THIS LEASE OR THE EQUIPMENT WITHOUT LESSOR'S PRIOR WRITTEN APPROVAL. THIS LEASE AND THE COVENANTS AND OBLIGATIONS HEREUNDER SHALL BE BINDING UPON ANY SUCH ASSIGN, SUCCESSOR, REPRESENTATIVE OR TRANSFEREE OR LESSEE; (B) LESSOR may assign, transfer, pledge or sell LESSOR'S interest in this LEASE or the EQUIPMENT. Upon notification of such assignment, LESSEE shall remit lease payments directly to the address set forth on the notification. In no event shall any assignment of LESSOR be obligated to perform any duty, covenant, condition, or promise under this LEASE. (C) All terms and conditions hereof shall be binding upon all successors and assigns of the parties hereto but only to the extent such successors and assigns are permitted hereunder.

6. UCC FILINGS. LESSEE hereby agrees to execute such financing statements, amendments thereto and other instruments as may be requested by LESSOR and hereby constitutes and appoints LESSOR its true and lawful attorney-in-fact to execute such financing statements on behalf of LESSEE without the LESSEE'S signature. LESSEE agrees that the filing of this LEASE or a photocopy thereof shall constitute and be the equivalent of the filing of an original financing statement with respect to the EQUIPMENT under the Uniform Commercial Code and LESSEE hereby adopts any photocopy or other reproduction of its signature on this LEASE as its own.

7. PURCHASE OPTION. Upon lawful termination of this LEASE and provided that no Event of Default has occurred during the term of the LEASE, LESSEE shall have an option to purchase all (not part) of the EQUIPMENT without recourse or warranty ("Purchase Option"). The LESSEE, however, is required to give ninety
(90) days written notice to LESSOR prior to the end of the LEASE of its intention to purchase the EQUIPMENT. The payment for the EQUIPMENT purchase must be made prior to the next usual LEASE rental payment date for that LEASE; otherwise LESSEE shall be billed for the next LEASE payment under the terms of the LEASE and the LEASE payment must be made promptly. If an Event of Default has occurred during the term of the LEASE or payment for the EQUIPMENT is not made pursuant to the terms of this Option, LESSEE'S Purchase Option shall be canceled forthwith. LESSEE does not have the right to assign its Purchase Option rights to any other entity. THE FAIR MARKET VALUE OF EQUIPMENT SHALL BE THE RETAIL MARKET PRICE FOR USED, WELL MAINTAINED EQUIPMENT AT THE TERMINATION OF THE LEASE.

8. USE OF EQUIPMENT. LESSEE shall use the EQUIPMENT solely at the business locations as set forth in the Equipment Schedule. LESSEE shall use the EQUIPMENT in compliance with the Manufacturer's or Supplier's suggested guidelines. Provided LESSEE is not in default hereunder, LESSEE shall have the right to quiet and peaceful use of the EQUIPMENT. LESSOR shall be permitted to inspect the EQUIPMENT during LESSEE'S regular working hours.

9. REPAIRS. LESSEE, at its own expense, shall keep the EQUIPMENT in good repair, and maintain a service agreement in full force throughout the term of the LEASE which fulfills all of the manufacturer's or vendor's maintenance requirements as set forth in its full service maintenance contract. Notwithstanding, LESSEE agrees to pay LESSOR for any expense incurred to cause the EQUIPMENT to meet vendor's specifications. LESSEE shall pay such charges immediately upon request.

10. INSURANCE. LESSEE shall provide, and pay for (a) insurance against the loss or theft of or damage to the EQUIPMENT for the full replacement and (b) public liability and property damage insurance naming LESSOR as Loss Payee or Additional Insured. Upon request from LESSOR, LESSEE shall provide with a Certificate of Insurance.

11. NET LEASE. LESSEE intends the LEASE payments hereunder to be net to LESSOR. LESSEE shall pay, or reimburse, LESSOR, property taxes, fees, assessments, charges and taxes (municipal, state and federal) which are imposed upon this LEASE or the EQUIPMENT or its ownership, leasing, renting, possession or use while it is subject to this LEASE, excluding, however, taxes based on LESSOR'S net income. Unless otherwise specified in the LEASE, LESSOR shall be responsible for filing all personal property tax returns with respect to the EQUIPMENT and shall pay all taxes in connection with such filing LESSEE shall reimburse LESSOR for such personal property tax payments within ten (10) days of receipt of LESSOR'S invoice therefor.

12. TITLE. Title to the EQUIPMENT shall remain in LESSOR except upon the exercise of the Purchase Option by LESSEE. All replacement parts, accessories, additions to, or modifications of the EQUIPMENT shall become property of LESSOR. LESSEE shall affix to the EQUIPMENT, in a prominent place, any tags, stickers, labels or markings supplied by LESSOR stating ownership of the EQUIPMENT. Lessee shall give LESSOR immediate notice of any attachment or judicial process affecting the EQUIPMENT OR LESSOR'S ownership thereof.

13. RISK OF LOSS. Upon acceptance of the EQUIPMENT, LESSEE shall bear the risk of loss from any cause whatsoever and any such loss shall not relief LESSEE from any obligation hereunder including the duty to make LEASE payments. In the event the EQUIPMENT is lost or damaged beyond repair, LESSEE shall replace the EQUIPMENT with identical equipment, which shall become the EQUIPMENT for purposes of this LEASE.

14. DELIVERY AND RETURN OF PRODUCT. LESSEE assumes the full expense of transportation, insurance, and installation to LESSEE'S site. Upon lawful termination of this LEASE or upon LESSEE'S default, and not less than fifteen
(15) days or more than thirty (30) days prior to the return of the EQUIPMENT, LESSEE shall, at LESSEE'S sole expense, provide LESSOR a letter from the manufacturer certifying the Product is in good operating condition and is eligible for continued maintenance and that the operating system is at the then current level. LESSEE shall remain obligated to pay Rent on the Product until the Product and certification are received by LESSOR. LESSEE, at its own expense, shall crate, insure, and transport the EQUIPMENT to LESSOR or to a location within the Continental U.S. designated by LESSOR to receive the EQUIPMENT in the same condition it was at the commencement of the LEASE, reasonable wear and tear excepted.

15. EVENT OF DEFAULT. The following shall be "Events of Default": (a) LESSEE fails to make any LEASE payment within five (5) days after the date the payment is due; (b) LESSEE fails to allow LESSOR to inspect the EQUIPMENT during business hours; (c) LESSEE fails to provide insurance on EQUIPMENT; (d) LESSEE fails to maintain the EQUIPMENT and maintain a service contract; (e) LESSEE assigns or otherwise transfers this lease or the EQUIPMENT without LESSOR'S prior written approval, (f) LESSEE creates, incurs, or assumes any mortgage, lien, pledge, or other encumbrance or attachment of any kind whatsoever, with respect to the EQUIPMENT or this LEASE or any of LESSOR'S interest hereunder;
(g) LESSEE moves the EQUIPMENT to a location other than as stated on the front page hereof without LESSOR'S prior written approval, (h) LESSEE fails to return the equipment to LESSOR upon termination of this LEASE; (i) LESSEE files or has filed against it a petition in bankruptcy or seeking similar relief; (j) LESSEE becomes insolvent; or (k) LESSEE defaults under any other lease agreement between the parties.

16. REMEDIES. Unless LESSSSEE cures an event of default within 10 business days from when it has received written notice from LESSOR, the parties agree that upon the occurrence of an Event of Default, LESSOR may take one or more of the following actions: (i) declare the entire amount of the remaining LEASE payments, including arrearages, due and immediately payable, (ii) take peaceful possession of the EQUIPMENT with our without court order, and (iii) recover all commercially reasonable costs and expenses incurred by LESSOR in any repossession, recovery, storage or repair, sale, release or other disposition of the EQUIPMENT. No right or remedy herein conferred upon or reserved to LESSOR is exclusive of any other right or remedy hereunder or allowed by law. Each right and remedy shall be cumulative and may be exercised singly or in combination. To the extent permitted by applicable law, LESSEE also hereby waives any rights now or hereafter conferred by statute or otherwise which may require LESSOR to sell, lease or otherwise use the EQUIPMENT in mitigation of LESSOR'S damages, or which may otherwise limit or modify any of LESSOR'S rights or remedies under this paragraph.

17. LESSOR'S EXPENSES: LESSEE shall pay LESSOR all costs and expenses, including reasonable attorney's fees, incurred by LESSOR in exercising any of its rights or remedies hereunder. To the extent allowed by law, LESSEE shall be obligated to pay a late payment penalty equal to 5% of the monthly rental for each month the payment is delinquent, or the maximum rate permitted by law.

18. INDEMNITY: LESSEE shall indemnify LESSOR against, and hold LESSOR harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorney's fees, arising out of, connected with, or resulting from this LEASE or the EQUIPMENT without limitation. The indemnities contained herein shall survive termination of this LEASE.

19. NON-WAIVER. Lessor's failure to require strict performance by LESSEE of any of the provisions of this LEASE shall not be a waiver thereof.

20. SEVERABILITY. If any of provision of this LEASE be declared invalid, such provision shall be inapplicable and deemed omitted, but the remaining provisions, including the default and remedy provisions, shall remain in full force and effect.

21. WAIVER. Except as hereinafter specifically provided and to the extent allowed by law, LESSEE and LESSOR agree that the provisions of Uniform Commercial Code Article 2, as enacted by the State of Minnesota, shall not be applicable to this Agreement. Notwithstanding the foregoing, UCC Sections 2A-109, 2A, 523, 2AZ-525, 2A-526 and 2A-531 shall remain applicable in their current form.

22. CHOICE OF LAW, JURISDICTION AND VENUE. The parties herein expressly agree that this Agreement shall be governed by the laws of the State of Minnesota and shall be interpreted, construed and enforced in accordance with the laws of the State of Minnesota. In any legal action hereunder, LESSEE hereby consents to personal jurisdiction and venue in the Courts of the State of Minnesota, and LESSEE will not object to any personal jurisdiction or venue in the Courts of the State of Minnesota.

23. Monthly Lease Payments and other Lease terms shall be shown on Equipment Schedules to this Master Agreement and are incorporated herein by reference.

-------------------------------------------------------------------------------

LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH HEREIN. This Master Agreement constitutes the entire Agreement between the parties and no provision of this Master Agreement shall be deemed waived, amended or modified by either party unless such waiver, amendment, or modification is in wiring signed by the party to be charged thereby.

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS ____ DAY OF _____________, 19____.

NAME OF LESSEE:  FASTNET CORPORATION                 LESSOR: SUNRISE LEASING CORPORATION


Signed: X_________________________ Date   11/3/99    Signed: X___________________________ Date ________
          authorized signature                                 signature signifies acceptance by Lessor


NAME AND TITLE:  ________________________            NAME AND TITLE _________________________

Cisco Systems Capital Corporation       ----------------------------------------
5500 Wayzats Boulevard, Suite 725       MASTER LEASE NUMBER
Golden Valley, MN  55416                ----------------------------------------
Tel. 612-593-1904   FAX 612-513-3299        |    |    |    |    |    |    |
                                        ----------------------------------------
                                        EQUIPMENT SCHEDULE
                                        ----------------------------------------
                                             AIA
                                        --------------


--------------------------------------------------------------------------------
                  EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated therein.

--------------------------------------------------------------------------------
EQUIPMENT LOCATION                                                                                           LEASE TERM

3864 COURTNEY ST., SUITE 130    BETHLEHEM        PA           18017        NORTHHAMPTON                      36 MONTHS
-----------------------------------------------------------------------------------------------              --
STREET ADDRESS                  CITY            STATE          ZIP           COUNTY
-----------------------------------------------------------------------------------------------    -------------------------------
                                            EQUIPMENT DESCRIPTION
QUANTITY        MAKE/MODEL                                                     SERIAL NUMBER
                                                                                                   -------------------------------
--------------- -------------------------------------------------------------------------------

                                                                                                          PAYMENT SCHEDULE
                                                                                                        MONTHLY LEASE PAYMENT

                                    PLEASE SEE ATTACHED QUOTE #63T-PE FOR                                 $14,519.90/month
                                      EQUIPMENT DESCRIPTION AND PRICING                              Excludes Applicable Taxes

                                                                                                   -------------------------------


                                                                                                          ADVANCE PAYMENT

                                                                                                    $15,391.09 for last month's
                                                                                                         payment in advance
                                                                                                    (Including Applicable Taxes)

                                                                                                   -------------------------------

                                                                                                         REMAINING MONTHLY
                                                                                                              PAYMENTS

                                                                                                   35 months at $14,519.90/month
                                                                                                    (Excluding Applicable Taxes)

                                                                                                   -------------------------------

                                                                                                          15% DOWN PAYMENT

                                                                                                            $ 80,073.00

                PURCHASE OPTIONS            / /   Fair Market Value                                -------------------------------
                                            /X/   Other ______________________________

                The Purchase Option terms and conditions are listed in section 7 of the Master Lease Agreement.

                -------------------------------------------------------------------------------

                SALE TAX OPTIONS:           /X/  Each lease payment is subject to sales tax
                                            / /  Total Sales Tax required in advance

Upon receipt and acceptance of the Equipment subject to this Equipment Schedule, please complete the attached Equipment Receipt and Acceptance Report and return it to Sunrise Leasing Corporation.

--------------------------------------------------------------------------------

LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH ON THE REVERSE SIDE OF THE MASTER LEASE IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS ______ DAY OF ______________, 19____

NAME OF LESSEE:  FASTNET CORPORATION               LESSOR:  SUNRISE LEASING CORPORATION

SIGNED   _____________________   DATE 6/13/97      SIGNED ________________________________________
         authorized signature                             signature signifies acceptance by Lessor

NAME AND TITLE _______________________________                DATE:  _____________________________

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         1 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017

---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
1.0        CISCO7507/4x2 Cisco 7507  7-Slot 2 CyBus. 2                 1                         1           [ * ]          [ * ]
           RSP4.
           Dual Power Supply
           Shipment # 8306862.
           Serial # 76041098.

1.7        SF75CV-11.1.26 R RSP1, RSP2, IOS IP and Basic               1                         1           [ * ]          [ * ]
           VIP Feature Set

1.9        FR-IR75 Cisco IOS RSP Series InterDomain                    1                         1           [ * ]          [ * ]
           Routing/Tag Switching Lic

1.13       MEM-RSP4 - 128M RSP4 128MB DRAM Option                      1                         1           [ * ]          [ * ]

1.15       MEM-RSP4 FLC20M RSP4 Flash Card 20 MB Option                1                         1           [ * ]          [ * ]

1.19       MEM-RSP4 - 128M RSP4 128MB DRAM Option                      1                         1           [ * ]          [ * ]

1.21       MEM-RSP4 FLC20M RSP4 Flash Card 20 MB Option                1                         1           [ * ]          [ * ]

1..23      VIP2-50 Versatile Interface Processor 2 Model 50            1                         1           [ * ]          [ * ]
           Shipment #8306862
           Serial # 13964558 13964773  13965329

1.25       MEM-VIP250-128M-D 128 Mbytes DRAM Option for                1                         1           [ * ]          [ * ]
           VIP2-50/xlP-50

1.29       PA-FE-TX 1- Port Fast Ethernet 100BaseTx Port               1                         1           [ * ]          [ * ]
           Adapter
           Shipment #8306862
           Serial #014293448 014204669
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------



-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         2 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
1.30       PA-213+2 Port T3 Serial Port Adapter Enhanced               1                      1           [ * ]          [ * ]
           Shipment #8306662.
           Serial #012368000. 0-12368201.

1.32       VIP2-50 Versatile Interface Processor 2, Model              1                      1           [ * ]          [ * ]
           50
           Shipment #8306862.
           Serial #13964558, 13964773, 13965329

1.34       MEM-VIP250-128M-D 128 Mbytes DRAM Option for                1                      1           [ * ]          [ * ]
           VIP2-50/x1P-50

1.38       PA-FE-TX 1-Port Fast Ethernet 100 Base Tx Port              1                      1           [ * ]          [ * ]
           Adapter
           Shipment #8306862
           Serial #014203448, 014204669

1.39       Pa-213+ 2 Port T3 Serial  Port Adapter Enhanced             1                      1           [ * ]          [ * ]
           Shipment #8306862
           Serial #012368000,  012368201

1.41       Vip2-50 Versatile Interface Processor 2 Model 50            1                      1           [ * ]          [ * ]
           Shipment #8306862
           Serial #13964558, 13964773, 13965329

1.43       MEM-VIP250-128M-D 128 Mbytes DRAM Option for                1                      1           [ * ]          [ * ]
           VIP2-50/xIP-50

1.47       PA-MC-T3 1 port multichannel T3 port adapter                1                      1           [ * ]          [ * ]
           Shipment #8306862.
           Serial #015230362.
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         3 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
2.0        018007607/4 x 2 Cicso 7507 7-5101.2 CyBus,, 2               1                      1           [ * ]          [ * ]
           RSP4 Dual power Supply
           Shipment #8303741
           Seriel #76041994

2.7        SF75OV-11.1 26R RSP1, RSP2, 105 1P and Basiv                1                      1           [ * ]          [ * ]
           VIP Feature Set

2.9        FR-1R75 Cicso IOS RSP Series InterDomain                    1                      1           [ * ]          [ * ]
           Routing/Tag Switching Lic

2.13       MEM-RSPF-128 MB DRAM Option                                 1                      1           [ * ]          [ * ]

2.15       MEM-RSP4-FLC20M RSP4 Flash Card 20 MB Option                1                      1           [ * ]          [ * ]

2.19       MEM-RSP40128M RSP4 128MB DRAM Option                        1                      1           [ * ]          [ * ]

2.21       MEM-RSP4-FLC20M RSP4 Flash Card 20MB Option                 1                      1           [ * ]          [ * ]

2.23       VIP2-50 Versatile Interface Processor 2 Model               1                      1           [ * ]          [ * ]
           50 Shipment #8303741
           Serial #13964538, 13965236

2.25       MEM-VIP250-128M-D 128 Mbytes DRAM Option for                1                      1           [ * ]          [ * ]
           VIP2-50/xP-50

2.29       PA-FE-TX 1-Port Fast Ethernet 100Base TX Port               1                      1           [ * ]          [ * ]
           Adapter Shipment #8303741
           Serial #014204267,
           015195396
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         4 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------


BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017

---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
2.30       PA-2T3+2 Port T3 Serial Port Adapter Enhanced               1                      1           [ * ]          [ * ]
           Shipment #8303741
           Serial #-012367978, 012368094

2.32       VIP2-50 Versatile Interface Processor 2, Model              1                      1           [ * ]          [ * ]
           50
           Shipment #8303741
           Serial #13964538, 13965236

2.34       MEM-VIP250-128M-D 128 Mybtes DRAM Option for                1                      1           [ * ]          [ * ]
           VIP2-50/xP-50

2.38       PA-FE-TX-Port Ethernet 100Base Tx Port Adapter              1                      1           [ * ]          [ * ]
           Shipment #8303741
           Seriel #014204267, 015195396

2.39       PA-213+2 Port T3 Serial Port Adapter Enhanced               1                      1           [ * ]          [ * ]
           Shipment #8303741
           Serial #012367978, 012368094

3.0        CISCO7507/4X2 Cisco 7507 7-Slot 2 CyBus 2 RSP4              1                      1           [ * ]          [ * ]
           Dual Power Supply
           Shipment #8309790
           Serial #76041102

3.7        SF75CV-11.126R RSP1, RSP2, 105 P and Basic VIP              1                      1           [ * ]          [ * ]
           Feature Set
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         5 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
3.9        IR-IR/5 Cisco 105 RSP Series InterDomain                    1                      1           [ * ]          [ * ]
           Routing/Tag Switching Lic

3.13       MEM-RSP4-128M RSP4 128MB DRAM Option                        1                      1           [ * ]          [ * ]

3.15       MEM-RSP4-PLC20M RSP4 Flash Card:  20 MB Option              1                      1           [ * ]          [ * ]

3.19       MEM-RSP4-128M RSP4 128MB DRAM Option                        1                      1           [ * ]          [ * ]

3.21       MEM-RSP4-FLC20M RSP4 Flash Card 20MB Option                 1                      1           [ * ]          [ * ]

3.23       VIP2-50 Versatile Interface Processor 2, Model              1                      1           [ * ]          [ * ]
           50
           Shipment #8309790
           Serial # 13965281, 13965676

3.25       MEM-VIP250-128M Mbytes DRAM Option for                      1                      1           [ * ]          [ * ]
           VIP2-50/x1P5-50

3.29       PA-FE-TX 1-Port East Ethernet 100 Base Tx Port              1                      1           [ * ]          [ * ]
           Adapter
           Shipment #8309790
           Serial #414204198, 415196158

3.30       PA-2T3+2 Port T3 Serial Port Adapter Enhanced               1                      1           [ * ]          [ * ]
           Shipment #8309790
           Serial #412368146, 412368188

3.32       VIP20-50 Versatile Interface Processor 2 Model              1                      1           [ * ]          [ * ]
           50
           Shipment #8309790
           Serial #13965281, 13965676
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         6 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
3.34       MEM-VIP250-128M-D Mbytes DRAM Option for                    1                      1           [ * ]          [ * ]
           VIP2-50/x1P-50

3.38       PA-FE-TX 1-Port Ethernet 100Base TX Port Adapter            1                      1           [ * ]          [ * ]
           Shipment #8309790
           Serial #414204198, 415196158

3.39       PA-2T3+ 2 Port T3 Serial Port Adapter Enhanced              1                      1           [ * ]          [ * ]
           Shipment #8309790
           Serial #412368146, 412368188

4.0        CISCO7507/4x2 Cisco 7507 7-Slot 2 CyBus, 2 RSP4             1                      1           [ * ]          [ * ]
           Dual Power Supply

4.7        SF75CV-11.126R RSP1. RSP2, 105 1P and Basic VIP             1                      1           [ * ]          [ * ]
           Feature Set

4.9        FR-IR75 Cisco IOS RSP Series InterDomain                    1                      1           [ * ]          [ * ]
           Routing/Tag
           Switching Lic

4.13       MEM-RSP4-128M RSP4 128MB DRAM Option                        1                      1           [ * ]          [ * ]

4.15       MEM-RSP4-FLC20M RSP4 Flash Card 20MB Option                 1                      1           [ * ]          [ * ]

4.19       MEM-RSP4-128M RSP4 128MB DRAM Option                        1                      1           [ * ]          [ * ]
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         7 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
4.21       MEM-RSP4-FLC2OM RSP1 Flash Card 20 MB Option                1                      1           [ * ]          [ * ]

4.23       VIP2-50 Versatile Interface Processor 2 Model               1                      1           [ * ]          [ * ]
           50
           Shipment #13965415, 15099844

4.25       MEM-VIP250-128M-D 128 Mbytes DRAM Option for                1                      1           [ * ]          [ * ]
           VIP2-50/x1P-50

4.29       PA-FE-TX 1-Port Fast Ethernet 100Base Tx Port               1                      1           [ * ]          [ * ]
           Adapter
           Shipment #8315526
           Serial #14203454, 15195514

4.30       PA-2T3+ 2 Port T3 Serial Port Adapter Enhanced              1                      1           [ * ]          [ * ]
           Shipment #8315526
           Serial #12367989, 12368128

4.32       VIP2-50 Versatile Interface Processor 2, Model              1                      1           [ * ]          [ * ]
           50
           Shipment #8315526
           Serial #13965415, 15099844

4.34       MEM-VIP250 - 128M-D 128 Mbytes DRAM Option for              1                      1           [ * ]          [ * ]
           VIP2-50/xIP-50

4.38       PA-FE-TX 1 Port East Ethernet 100Base Tx Port               1                      1           [ * ]          [ * ]
           Adapter
           Shipment #8315526
           Serial #14203454, 15195514
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         8 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017

---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
4.39       PA-2T3+2 Port T3 Serial Port Adapter Enhanced               1                      1           [ * ]          [ * ]
           Shipment #8315526
           Serial # 12367989, 12368128

5.0        CISCO7206VXR Cisco 7206VXR 6-slot chassis 1AC               1                      1           [ * ]          [ * ]
           Supply w/IP Software
           Shipment #8365112
           Serial #72650357

5.3        PWR-7200/2 Cisco 7200 Dual AC Power Supply                  1                      1           [ * ]          [ * ]
           Option 28W
           Shipment #8365112
           Serial #9935093776

5.10       C7200-I/O-FE Cisco 7200 Input/Output Controller             1                      1           [ * ]          [ * ]
           with Fast Ethernet Port
           Shipment #8365112
           Serial #1504122

5.12       MEM-I/0-FLC20M Cisco 7200 I/O PCMCIA Flash                  1                      1           [ * ]          [ * ]
           Memory 20 MB Option

5.14       NPE-300 Cisco 7200VXR Network Processing Engine             1                      1           [ * ]          [ * ]
           300
           Shipment #8365112
           Serial #13961517

5.16       MEM-SD-NPE-128MB 128MB Memory for                           1                      1           [ * ]          [ * ]
           NPE0-300/NPE-225/NPE-175 in 7200 Series
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         9 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
5.18       PA-FE-TX 1-Port Fast Ethernet 100Base Tx Port               1                      1           [ * ]          [ * ]
           Adapter
           Shipment #8365112
           Serial #15196706

5.19       PA-MC-T3 1port multichannel T3 port adapter                 1                      1           [ * ]          [ * ]
           Shipment #8365112
           Serial #15238094

6.0        CISCO7206VXR Cisco 7206VX4, 6-Slot chassis, 1AC             1                      1           [ * ]          [ * ]
           Supply w/IP Software
           Shipment #8366068
           Serial #72650364

6.3        PWR-7200/2 Cisco 7200 Dual AC Power Supply                  1                      1           [ * ]          [ * ]
           Option 80W
           Shipment #8366068
           Serial #9935093775

6.10       C7200-1/0-FE Cisco 7200 Input/Output Controller             1                      1           [ * ]          [ * ]
           with Fast Ethernet Port
           Shipment #8366068
           Serial #11191093

6.12       MEM-1/0-FLC20M Cisco 7200 I/0 PCMICIA Flash                 1                      1           [ * ]          [ * ]
           Memory 20 MB Option

6.14       NPE-300 Cisco 7200VXR Network Processing Engine             1                      1           [ * ]          [ * ]
           300
           Shipment #8366068
           Serial #13961497
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999        10 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
6.16       MEM-SD-NPE-128MB 128MB Memory for                           1                      1           [ * ]          [ * ]
           NPE-300/NPE-225/NPE-0175 in 7200 Series

6.18       PA-FE-TX 1-Port Fast Ethernet 100Base Tx Port               1                      1           [ * ]          [ * ]
           Adapter
           Shipment #8366068
           Serial #15199100

6.19       PA-MC-T3 1 port multichannel T3 port adapter                1                      1           [ * ]          [ * ]
           Shipment #866068
           Serial #15230517

7.0        CISCO7206VXR Cisco 7206VXR 6-slot chassis, 1AC              1                      1           [ * ]          [ * ]
           Supply w/IP Software
           Shipment #8365958
           Serial #72650358

7.3        PWR-7200/2 Cisco 7200 Dual AC Power Supply                  1                      1           [ * ]          [ * ]
           Option 280W
           Shipment #8365958
           Serial #9935093791

7.10       C7200-I/0-FE Cisco 7200 Input/Output Controller             1                      1           [ * ]          [ * ]
           with Fast Ethernet Port
           Shipment #8365958
           Serial #14309292

7.12       MEM-I/0-FLC20M Cisco 7200 I/0 PCMCIA Flash                  1                      1           [ * ]          [ * ]
           Memory 20MB Option
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         11 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
7.14       NPE-300 Cisco 7200VXR Network Processing Engine             1                      1           [ * ]          [ * ]
           300
           Shipment #8365958
           Serial #13961539

7.16       MEM-SD-NPE-128MB 128MB Memory for                           1                      1           [ * ]          [ * ]
           NPE-300/NPE-225/NPE-175 in 7200 Series

7.18       PA-FE-TX 1-Port Fast Ethernet 100Base Tx Port               1                      1           [ * ]          [ * ]
           Adapter
           Shipment #8365958
           Serial #15196563

7.19       PA-MC-T3 1 Port multichannel T3 port adapter                1                      1           [ * ]          [ * ]
           Shipment #8365958
           Serial #15230596

8.0        CISCO7507/4 Cisco 7507 7-Slot 2 CyBus 1RSP4                 1                      1           [ * ]          [ * ]
           Single Power Supply
           Shipment #8300537
           Serial #76041073`

8.7        SF75CV-11.126R RSP1. RSP2. 10S 1P and Basic VIP             1                      1           [ * ]          [ * ]
           Feature Set

8.11       MEM-RSP4-128M RSP4 128MB DRAM Option                        1                      1           [ * ]          [ * ]

8.13       MEM-RSP4-FLC20M RSP4 Flash Card 20 MB Option                1                      1           [ * ]          [ * ]
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         12 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
9.0        VIP2-50 = Versatile Interface Processor 2 Model             1                      1           [ * ]          [ * ]
           50
           Shipment #8454206
           Serial #13968076

9.4        MEM-VIP250-128M Mbytes DRAM Option for                      1                      1           [ * ]          [ * ]
           VIP2-50/xIP-50

11.0       PA-2T3+=2 Port T3 Serial Port Adapter Enhanced              1                      1           [ * ]          [ * ]
           Spare
           Shipment #8410908
           Serial #12367986

12.0       PA-MC-T3=1 port mutlichannel T3 port adapter                1                      1           [ * ]          [ * ]
           Shipment #840908
           Serial #15230485

           Billing Iquiries:  Elaine Lopez 408-525-9650
           Document Type:  STANDARD INVOICE FROM OE
           Invoice Format:  MAJOR AND NON ZERO OPTION LINES
           Commercial Invoice #2714170


           CISCO SYSTEMS, INC., IS THE DOMESTIC SUPPLIER
           FOR THIS SHIPMENT AND MAY NOT BE SHOWN AS THE
           EXPORTER OF RECORD ON ANY INTERNATIONAL
           SHIPPING DOCUMENTS.  CONSIGNEE OR THEIR
           APPOINTED AGENT IS RESPONSIBLE FOR COMPLIANCE
           WITH U.S. GOVERNMENT RULES AND REGULATIONS
           COVERING THIS SHIPMENT OR ANY PORTION OF THIS
           SHIPMENT.  CISCO SYSTEMS, INC. EQUIPMENT IS
           SUBJECT TO EXPORT CONTROLS UNDER THE EXPORT
           ADMINISTRATION REGULATIONS OF THE U.S. BUREAU
           OF EXPORT ADMINISTRATION.
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------


-------------------------------------------------------------------------------------- ------------ --- --------------- ------------

CISCO SYSTEMS             REMIT TO
                                                     NUMBER             PURCHASE ORDER NUMBER           DATE             PAGE
                                              ---------------------- ---------------------------- ----------------- ----------------
                         P O BOX 91232               3745711                  33PW-3003             24-SEP-1999         13 of 13
                     CHICAGO, IL 60693-1232   ---------------------- ---------------------------- ----------------- ----------------
                                                  OUR REFERENCE          SALES ORDER NUMBER         CUSTOMER NO       LOCATION NO
                                              ---------------------- ---------------------------- ----------------- ----------------

                                              ---------------------- ---------------------------- ----------------- ----------------

BILL TO:                                   SHIP TO

29-2,-80cis0772f.XTX                       P. WELLER
ATTN:  A/P                                 FASTNET CORPORATION
FASTNET CORPORATIN                         3864 COURTNEY STREET
2 COURTNEY PLACE                           SUITE 130
SUITE 130                                  BETHLEHEM   PA   18017
3864 COURTNEY STREET
BETHLEHEM     PA      18017


---------------------------------------------- ------------------------- -----------------------------------------------------------
                    TERMS                              DUE DATE                                   SALESPERSON
---------------------------------------------- ------------------------- -----------------------------------------------------------
                   30 NET                            24-OCT-1999                                  Parris, Chad

---------------------------------------------- ------------------------- --------------------------------- -------------------------
              CUSTOMER CONTACT                        SHIP DATE                      SHIP VIA                   SHIPPING REFERENCE
---------------------------------------------- ------------------------- --------------------------------- -------------------------
                    ATTN:                            24-SEP-1999                FedEx: 2 day Heavy                      X

---------- ------------------------------------------------- -------------------------------------- --- --------------- ------------
                                                                          QUANTITY                                      EXTENDED
ITEM NO    INVOICE DESCRIPTION                               ORDERED      BACKORD      SHIPPED      TAX  UNIT PRICE     AMOUNT
---------- ------------------------------------------------- ------------ ------------ ------------ --- --------------- ------------
           INCOTERMS:  EX-WORKS

           Export classification data may be found at:
           http:/www.cisco.com/www/export/matrix.html


           TWO COURTNEY PLACE SUITE 130 PO#33PW-3003
           PO#33PW-3003


           INFORMATION, INVOICE AGENT AND MUCH MORE!
           Http://www.cisco.com  FOR ORDER STATUS
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------
                                                                                                         SHIPPING
                   SPECIAL INSTRUCTIONS                                                SUBTOTAL     TAX  HANDLING       TOTAL
-------------------------------------------------------------------------------------- ------------ --- --------------- ------------



-------------------------------------------------------------------------------------- ------------ --- --------------- ------------